UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2007

HUNTSMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

HUNTSMAN INTERNATIONAL LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

500 Huntsman Way Salt Lake City, Utah		84108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (801) 584-5700

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 19, 2007, Huntsman International LLC (the “Company”), a wholly-owned subsidiary of Huntsman Corporation, entered into a Third Amendment to Credit Agreement (the “Amendment”) with Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other financial institutions party thereto, amending certain terms of the Company’s existing senior secured credit facilities (the “Senior Secured Facilities”).  The amended Senior Secured Facilities consist of (i) a $650 million revolving facility due 2010 (the “Revolving Facility”) and (ii) a $1,640 million Dollar denominated term loan due 2014 (the “Term Loan”).

Borrowings under the Revolving Facility and the Term Loan bear interest at LIBOR plus 1.75%, subject to reduction upon achieving certain leverage ratio thresholds, and with respect to the Term Loan, upon the occurrence of certain events.  The Amendment contains one financial covenant, which is applicable only to the Revolving Facility and only so long as any loans or letters of credit are outstanding under the Revolving Facility.  The Amendment also contains customary restrictions and limitations on the Company’s ability to incur liens, incur additional debt, merge or sell assets, make certain restricted payments, prepay other indebtedness, make investments or engage in transactions with affiliates and other customary default provisions.

The foregoing does not constitute a complete summary of the terms of the Amendment. The description of the terms of the Amendment is qualified in its entirety by reference to such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the related press release issued by the Company on April 19, 2007 is attached hereto as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 10.1

Third Amendment to Credit Agreement dated April 19, 2007 by and among Huntsman International LLC, as Borrower, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other financial institutions party thereto

Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2007	HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

	By:	/s/ Sean Douglas
	Name:	Sean Douglas
	Title:	Vice President and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1

Third Amendment to Credit Agreement dated April 19, 2007 by and among Huntsman International LLC, as Borrower, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, and the other financial institutions party thereto

Exhibit 99.1	Press Release